Quarterly Holdings Report
for
Fidelity® MSCI Materials Index ETF
October 31, 2025
T08-NPRT1-1225
1.9584817.111

Schedule of Investments October 31, 2025 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.8%
	Shares	Value
CHEMICALS – 51.9%
Commodity Chemicals – 3.1%
AdvanSix, Inc.	8,497	$157,959
Cabot Corp.	16,800	1,133,664
Dow, Inc.	221,040	5,271,804
Hawkins, Inc.	6,197	879,045
Koppers Holdings, Inc.	6,263	176,742
LyondellBasell Industries NV Class A	80,403	3,732,307
Olin Corp.	35,942	743,999
Orion SA	17,494	92,718
PureCycle Technologies, Inc. (a)	42,112	487,657
Tronox Holdings PLC	36,735	128,573
		12,804,468
Diversified Chemicals – 0.2%
Chemours Co.	46,804	626,706
Huntsman Corp.	51,711	428,167
		1,054,873
Fertilizers & Agricultural Chemicals – 5.3%
CF Industries Holdings, Inc.	50,661	4,219,554
Corteva, Inc.	213,318	13,106,258
FMC Corp.	39,060	592,540
Mosaic Co.	99,200	2,723,040
Scotts Miracle-Gro Co.	14,438	772,722
		21,414,114
Industrial Gases – 19.3%
Air Products & Chemicals, Inc.	69,591	16,882,081
Linde PLC	147,198	61,572,923
		78,455,004
Specialty Chemicals – 24.0%
Albemarle Corp.	36,793	3,614,176
Ashland, Inc.	14,289	698,732
Aspen Aerogels, Inc. (a)	21,760	177,126
Avient Corp.	28,607	917,427
Axalta Coating Systems Ltd. (a)	68,345	1,945,782
Balchem Corp.	10,200	1,564,578
Celanese Corp.	32,502	1,249,377
DuPont de Nemours, Inc.	130,867	10,685,291
Eastman Chemical Co.	36,105	2,148,970
Ecolab, Inc.	79,790	20,458,156
Ecovyst, Inc. (a)	36,707	300,630
Element Solutions, Inc.	72,041	1,924,936
HB Fuller Co.	16,875	968,119
Ingevity Corp. (a)	11,403	612,569
Innospec, Inc.	7,805	574,292
International Flavors & Fragrances, Inc.	79,987	5,036,781
Minerals Technologies, Inc.	9,923	563,130
NewMarket Corp.	2,508	1,925,893
Perimeter Solutions, Inc. (a)	43,886	1,031,760
PPG Industries, Inc.	70,984	6,938,686
Quaker Chemical Corp.	4,423	614,311
RPM International, Inc.	40,158	4,388,466

		Shares	Value

Sensient Technologies Corp.		11,286	$1,064,157
Sherwin-Williams Co.		74,446	25,679,403
Solstice Advanced Materials, Inc. (a)		50,243	2,264,452
Stepan Co.		6,684	289,751
			97,636,951
TOTAL CHEMICALS	211,365,410
CONSTRUCTION MATERIALS – 12.9%
Construction Materials – 12.9%
CRH PLC		211,390	25,176,549
Eagle Materials, Inc.		10,204	2,166,513
Knife River Corp. (a)		17,716	1,071,110
Martin Marietta Materials, Inc.		18,852	11,558,161
U.S. Lime & Minerals, Inc.		3,581	419,765
Vulcan Materials Co.		41,310	11,959,245
TOTAL CONSTRUCTION MATERIALS	52,351,343
CONTAINERS & PACKAGING – 10.9%
Metal, Glass & Plastic Containers – 3.1%
AptarGroup, Inc.		20,651	2,395,723
Ball Corp.		82,413	3,873,411
Crown Holdings, Inc.		36,396	3,536,963
Greif, Inc. Class A		7,757	441,296
Greif, Inc. Class B		1,363	80,349
O-I Glass, Inc. (a)		48,370	546,097
Silgan Holdings, Inc.		28,439	1,098,314
TriMas Corp.		10,170	361,340
			12,333,493
Paper & Plastic Packaging Products & Materials – 7.8%
Amcor PLC		716,539	5,660,658
Avery Dennison Corp.		24,446	4,275,361
Graphic Packaging Holding Co.		94,362	1,508,849
International Paper Co.		156,824	6,059,679
Packaging Corp. of America		28,137	5,508,099
Sealed Air Corp.		45,985	1,540,957
Smurfit WestRock PLC		163,236	6,026,673
Sonoco Products Co.		30,842	1,251,260
			31,831,536
TOTAL CONTAINERS & PACKAGING	44,165,029
METALS & MINING – 23.6%
Aluminum – 1.1%
Alcoa Corp.		80,960	2,978,518
Century Aluminum Co. (a)		17,506	518,528
Constellium SE (a)		40,222	632,692
Kaiser Aluminum Corp.		5,062	458,263
			4,588,001
Copper – 4.6%
Freeport-McMoRan, Inc.		449,108	18,727,803
Diversified Metals & Mining – 1.1%
Compass Minerals International, Inc. (a)		11,115	192,734

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Common Stocks – continued
		Shares	Value
METALS & MINING – continued
Diversified Metals & Mining – continued
Ivanhoe Electric, Inc. (a)		26,803	$396,416
Materion Corp.		6,509	746,127
MP Materials Corp. (a)		38,335	2,418,555
TMC the metals Co., Inc. (a)		68,363	483,327
USA Rare Earth, Inc. (a)		6,031	117,303
			4,354,462
Gold – 9.0%
Coeur Mining, Inc. (a)		200,037	3,434,635
Newmont Corp.		344,264	27,875,056
Perpetua Resources Corp. (a)		23,530	565,426
Royal Gold, Inc.		26,315	4,599,599
			36,474,716
Silver – 0.6%
Hecla Mining Co.		187,916	2,418,479
Steel – 7.2%
Alpha Metallurgical Resources, Inc. (a)		3,469	601,039
Cleveland-Cliffs, Inc. (a)		154,682	1,922,697
Commercial Metals Co.		35,001	2,077,660
Metallus, Inc. (a)		11,888	209,110
Nucor Corp.		72,157	10,827,158
Ramaco Resources, Inc. Class A (a)		12,020	364,927
Reliance, Inc.		16,445	4,644,561
Ryerson Holding Corp.		8,628	190,334
Steel Dynamics, Inc.		44,101	6,915,037
SunCoke Energy, Inc.		26,181	209,710
Warrior Met Coal, Inc.		16,436	1,115,018
Worthington Steel, Inc.		10,079	322,427
			29,399,678
TOTAL METALS & MINING	95,963,139

		Shares	Value
PAPER & FOREST PRODUCTS – 0.5%
Forest Products – 0.4%
Louisiana-Pacific Corp.		19,585	$1,706,049
Paper Products – 0.1%
Magnera Corp. (a)		10,242	93,100
Sylvamo Corp.		10,818	439,211
			532,311
TOTAL PAPER & FOREST PRODUCTS	2,238,360
TOTAL COMMON STOCKS (Cost $410,985,871)			406,083,281
Money Market Fund – 0.1%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 3.93% (b) (Cost $639,000)		639,000	639,000
TOTAL INVESTMENT IN SECURITIES – 99.9% (Cost $411,624,871)	406,722,281
NET OTHER ASSETS (LIABILITIES) (c) – 0.1%	298,774
NET ASSETS – 100.0%	$407,021,055

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $63,803 of cash collateral to cover margin requirements for futures contracts.
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
CME E-mini Materials Select Sector Index Contracts (United States)	8	December 2025	$ 729,360	$ (49,125)	$ (49,125)
CME E-mini Russell 2000 Index Contracts (United States)	1	December 2025	124,495	(2,281)	(2,281)
Total Equity Index Contracts					$(51,406)
The notional amount of futures purchased as a percentage of Net Assets is 0.2%
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by
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Schedule of Investments (Unaudited)–continued
the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
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The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.
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